UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐

Preliminary Proxy Statement

☐

Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒

Definitive Proxy Statement

☐

Definitive Additional Materials

☐

Soliciting Material Pursuant to § 240.14a-12

The LGL Group, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒

No fee required.

☐

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)

Title of each class of securities to which transaction applies:

(2)

Aggregate number of securities to which transaction applies:

(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)

Proposed maximum aggregate value of transaction:

(5)

Total fee paid:

☐

Fee paid previously with preliminary materials:

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)

Amount previously paid:

(2)

Form, Schedule or Registration Statement No.:

(3)

Filing Party:

(4)

Date Filed:

THE LGL GROUP, INC.
2525 Shader Road

Orlando, Florida 32804

____________________________

NOTICE OF THE 2009 ANNUAL MEETING OF STOCKHOLDERS

To Be Held June 23, 2009

May 21, 2009

To the Stockholders of The LGL Group, Inc.:

The 2009 Annual Meeting of Stockholders (the “2009 Annual Meeting”) of The LGL Group, Inc., a Delaware corporation, will be held at The Bruce Museum, One Museum Drive, Greenwich, Connecticut 06830, on Tuesday, June 23, 2009, at 8:00 a.m. for the following purposes:

1.

To elect nine directors to serve until the 2010 Annual Meeting of Stockholders and until their successors are duly elected and qualify;

2.

To ratify the appointment of J.H. Cohn LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2009; and

3.

To transact such other business as may properly come before the 2009 Annual Meeting of Stockholders or any adjournments thereof.

Information relating to the above matters is set forth in the attached Proxy Statement.  As determined by the Board of Directors, only stockholders of record at the close of business on May 8, 2009 are entitled to receive notice of, and to vote at, the 2009 Annual Meeting and any adjournments thereof.

Whether or not you plan to attend the 2009 Annual Meeting in person, we encourage you to read the attached Proxy Statement and vote your shares by completing, signing, dating, and returning the enclosed proxy card as soon as possible in order to insure that your shares of common stock will be represented at the 2009 Annual Meeting. Submitting your proxy now will not prevent you from voting your shares in person at the 2009 Annual Meeting if you desire to do so, as your proxy is revocable at your option before it is exercised at the 2009 Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for The LGL Group, Inc. 2009 Annual Meeting of Stockholders to be Held on June 23, 2009.

The Proxy Statement and 2008 Annual Report are available at www.lglgroupproxy.com.

By Order of the Board of Directors

Harold Castle
Secretary

TABLE OF CONTENTS

Questions and Answers About the Annual Meeting and Voting	1
Security Ownership of Certain Beneficial Owners and Management	6
Proposal No. 1 - Election of Directors	8
Corporate Governance	15
Director Independence	15
Board and Committee Meetings	15
Board Committees	15
Director Nominations	16
Stockholder Communications	17
Code of Ethics	17
Report of the Audit Committee	18
Executive Compensation	19
Compensation Discussion and Analysis	19
Compensation Committee Report	21
Summary Compensation Table	22
Employment Agreements	22
Outstanding Equity Awards at Fiscal-Year End	23
Potential Payments Upon Termination or Change in Control	23
Director Compensation	24
Proposal No. 2 - Ratification of Appointment of Independent Registered Public Accounting Firm	27
Stockholder Proposals	29
Proxy Solicitation	30
Annual Report	30

THE LGL GROUP, INC.
2525 Shader Road

Orlando, Florida 32804

PROXY STATEMENT

This Proxy Statement is furnished by the Board of Directors of The LGL Group, Inc. in connection with the solicitation of proxies for use at the 2009 Annual Meeting of Stockholders (the “2009 Annual Meeting”) to be held at The Bruce Museum, One Museum Drive, Greenwich, Connecticut 06830, on Tuesday, June 23, 2009, at 8:00 a.m. and any adjournments thereof.  This Proxy Statement along with either a proxy card or a voting instruction card is being mailed to stockholders beginning May 21, 2009.

Unless the context otherwise requires, in this Proxy Statement, we use the terms “we,” “our,” “us” and “the Company” to refer to The LGL Group, Inc. and its subsidiaries.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Q:

Why did I receive this Proxy Statement?

A:

The Board of Directors is soliciting your proxy to vote at the 2009 Annual Meeting because you were a stockholder at the close of business on Friday, May 8, 2009, the record date, and are entitled to vote at the 2009 Annual Meeting.

This Proxy Statement summarizes the information you need to know to vote at the 2009 Annual Meeting.  You do not need to attend the 2009 Annual Meeting to vote your shares.

Q:

What information is contained in this Proxy Statement?

A:

The information in this Proxy Statement relates to the proposals to be voted on at the 2009 Annual Meeting, the voting process, the compensation of directors and certain executive officers, and certain other required information.

Q:

What should I do if I receive more than one set of voting materials?

A:

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards.  For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares.  If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card.  Please complete, sign, date and return each proxy card and voting instruction card that you receive.

Q:

How may I obtain an additional set of proxy materials?

A:

All stockholders may write to us to request an additional copy of these materials.  The address is:

The LGL Group, Inc.
2525 Shader Road
Orlando, Florida 32804
Attention: Corporate Secretary

Q:

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:

If your shares are registered directly in your name with our transfer agent, BNY Mellon Shareowner Services, you are considered, with respect to those shares, the “stockholder of record.” If you are a stockholder of record, we sent this Proxy Statement and proxy card directly to you. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name.  If you hold shares in street name, this Proxy Statement has been forwarded to you by your broker, bank or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or nominee how to vote your shares by using the voting instruction card included in the mailing or by following their instructions for voting by telephone or the Internet, if they offer that alternative. As a beneficial owner is not a stockholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the meeting.

Q:

What am I voting on at the Annual Meeting?

A:

You are voting on the following proposals:

•

To elect nine directors to serve until the 2010 Annual Meeting of Stockholders and until their successors are duly elected and qualify;

•

To ratify the appointment of J.H. Cohn LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2009; and

•

To transact such other business as may properly come before the 2009 Annual Meeting of Stockholders or any adjournments thereof.

The Board of Directors recommends a vote “FOR” each of its nominees and “FOR” the ratification of the appointment of J.H. Cohn LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2009.

Q:

What are the voting requirements to approve each of the proposals?

A:

In the election of directors, each director receiving a plurality of affirmative (“FOR”) votes will be elected.  You may withhold votes from any or all nominees.  Except for the votes that stockholders of record withhold from any or all nominees, the persons named in the proxy card will vote “FOR” the nominees.

The proposal to ratify the appointment of J.H. Cohn LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2009 requires the affirmative (“FOR”) votes of a majority of the votes cast on the matter.  Thus, abstentions will not affect the outcome of the vote on the proposal.

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.”

Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given.  In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to be voted on that proposal.  Thus, the “broker non-vote” will have no effect on the outcome of the proposals, assuming that a quorum is present.

Q:

What happens if a nominee for director does not stand for election?

A:

If for any reason any nominee does not stand for election, any proxies we receive will be voted in favor of the remainder of nominees and may be voted for substitute nominees in place of those who do not stand.  We have no reason to expect that any of the nominees will not stand for election.

Q:

How many votes do I have?

A:

If you hold shares of common stock, you are entitled to one vote for each share of common stock that you hold.  As of May 8, 2009, the record date, there were 2,194,348 shares of common stock outstanding.

Q:

Is cumulative voting permitted for the election of directors?

A:

We do not use cumulative voting for the election of directors.

Q:

How do I vote?

A:

You may vote using any of the following methods:

•

Proxy card or voting instruction card.  Be sure to complete, sign and date the card and return it in the prepaid envelope.  If you are a stockholder of record and you return your signed proxy card but do not indicate your voting preferences, the persons named in the proxy card will vote “FOR” the election of the nominees and “FOR” the ratification of the appointment of J.H. Cohn LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2009.

•

In person at the 2009 Annual Meeting.  All stockholders may vote in person at the 2009 Annual Meeting.  You may also be represented by another person at the 2009 Annual Meeting by executing a proper proxy designating that person.  If you are a beneficial owner of shares, you must obtain a legal proxy from your broker, bank or nominee and present it to the inspectors of election with your ballot when you vote at the 2009 Annual Meeting.

Q:

What can I do if I change my mind after I vote my shares?

A:

If you are a stockholder of record, you may revoke your proxy at any time before it is voted at the 2009 Annual Meeting by:

•

sending written notice of revocation to our Corporate Secretary;

•

submitting a new, proper proxy dated later than the date of the revoked proxy; or

•

attending the 2009 Annual Meeting and voting in person.

If you are a beneficial owner of shares, you may submit new voting instructions by contacting your broker, bank or nominee.  You may also vote in person at the 2009 Annual Meeting if you obtain a legal proxy as described in the answer to the previous question.  Attendance at the 2009 Annual Meeting will not, by itself, revoke a proxy.

Q:

What happens if additional matters are presented at the 2009 Annual Meeting?

A:

Other than the two items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the 2009 Annual Meeting.  If you grant a proxy, the persons named as proxy holders, Robert Zylstra and Harold Castle, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting.

Q:

How many shares must be present or represented to conduct business at the 2009 Annual Meeting?

A:

A quorum will be present if at least a majority of the outstanding shares of our common stock entitled to vote, totaling 1,097,175 shares, is represented at the 2009 Annual Meeting, either in person or by proxy.

Both abstentions and broker non-votes (described above) are counted for the purpose of determining the presence of a quorum.

Q:

How can I attend the 2009 Annual Meeting?

A:

You are entitled to attend the 2009 Annual Meeting only if you were a stockholder or joint holder as of the close of business on May 8, 2009, the record date, or you hold a valid proxy for the 2009 Annual Meeting.  You should be prepared to present photo identification for admittance.  In addition, if you are a stockholder of record, your name will be verified against the list of stockholders of record on the record date prior to your being admitted to the 2009 Annual Meeting.  If you are not a stockholder of record but hold shares through a broker, trustee or nominee (i.e., in street name), you should provide proof of beneficial ownership on the record date, such as your most recent account statement prior to May 8, 2009, a copy of the voting instruction card provided by your broker, trustee or nominee, or other similar evidence of ownership.  If you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the 2009 Annual Meeting.

The 2009 Annual Meeting will begin promptly on Tuesday, June 23, 2009, at 8:00 a.m. local time. You should allow adequate time for the check-in procedures.

Q:

How can I vote my shares in person at the 2009 Annual Meeting?

A:

Shares held in your name as the stockholder of record may be voted in person at the 2009 Annual Meeting.  Shares held beneficially in street name may be voted in person at the 2009 Annual Meeting only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares.  Even if you plan to attend the 2009 Annual Meeting, we recommend that you also submit your proxy card or voting instruction card as described herein so that your vote will be counted if you later decide not to attend the meeting.

Q:

What is the deadline for voting my shares?

A:

If you hold shares as the stockholder of record, your vote by proxy must be received before the polls close at the 2009 Annual Meeting.

If you hold shares beneficially in street name with a broker, trustee or nominee, please follow the voting instructions provided by your broker, trustee or nominee.  You may vote your shares in person at the 2009 Annual Meeting only if at the 2009 Annual Meeting you provide a legal proxy obtained from your broker, trustee or nominee.

Q:

Is my vote confidential?

A:

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy.  Your vote will not be disclosed either within the Company or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation.  Occasionally, stockholders provide on their proxy card written comments, which are then forwarded to our management.

Q:

How are votes counted?

A:

For the election of directors, you may vote “FOR” or “WITHHOLD”.  For all other items of business, you may vote “FOR,” “AGAINST” or “ABSTAIN”.  The abstention will have no effect on the outcome of the vote.  If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items.  If you sign your proxy card or voting instruction card without giving specific instructions, your shares will be voted in accordance with the recommendations of the board (“FOR” the election of the nominees and “FOR” the ratification of the appointment of J.H. Cohn LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2009, and in the discretion of the proxy holders, Robert Zylstra and Harold Castle, on any other matters that properly come before the meeting).

Q:

Where can I find the voting results of the 2009 Annual Meeting?

A:

We intend to announce preliminary voting results at the 2009 Annual Meeting.  The final voting results will be published no later than the date of filing of our Quarterly Report on Form 10-Q for the quarter ending June 30, 2009.

Q:

How can I obtain the Company’s corporate governance information?

A:

The following information is available in print to any stockholder who requests it and is also available on the Company’s website, www.lglgroup.com:

•

Certificate of Incorporation of The LGL Group, Inc.

•

The LGL Group, Inc. By-Laws

•

The charters of the following committees of our Board of Directors: the Audit Committee, the Nominating Committee and the Compensation Committee

•

Board committee composition

•

Our Business Conduct Policy

•

Our policy regarding stockholder communications with the Board

Q:

How may I obtain the Company’s 2008 Annual Report on Form 10-K and other financial information?

A:

A copy of our 2008 Annual Report on Form 10-K is enclosed.

Stockholders may request another free copy of our 2008 Annual Report on Form 10-K and other financial information by contacting us at:

The LGL Group, Inc.
2525 Shader Road
Orlando, Florida 32804
Attention: Corporate Secretary

Alternatively, current and prospective investors can access the 2008 Annual Report and other financial information on our website at www.lglgroupproxy.com.

We will also furnish any exhibit to the 2008 Annual Report if specifically requested.  Our SEC filings are also available free of charge at the SEC’s website, www.sec.gov.

Q:

What if I have questions for the Company’s transfer agent?

A:

Please contact our transfer agent, at the telephone number or address listed below, with questions concerning stock certificates, transfer of ownership or other matters pertaining to your stock account.

BNY Mellon Shareowner Services

480 Washington Blvd

Jersey City, New Jersey 07310

Toll free number: 800-288-9541

TDD Hearing Impaired: 800-231-5469

Foreign Stockholders: 1-201-680-6578

TDD Foreign Stockholders: 1-201-680-6610

Q:

Who can help answer my questions?

A:

If you have any questions about the 2009 Annual Meeting or how to vote or revoke your proxy, you should contact us at:

The LGL Group, Inc.
2525 Shader Road
Orlando, Florida 32804
Attention: Corporate Secretary

You can also contact our proxy solicitor at:

Morrow & Co., LLC

470 West Ave.

Stamford, Connecticut 06902

Toll free number: 800-607-0088

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the number of shares of our common stock beneficially owned on May 8, 2009, by:

•

each person who is known by us to beneficially own 5% or more of our common stock;

•

each of our directors and named executive officers; and

•

all of our directors and executive officers, as a group.

Except as otherwise set forth below, the address of each of the persons listed below is: c/o The LGL Group, Inc., 2525 Shader Road, Orlando, Florida 32804.  Unless otherwise indicated, the common stock beneficially owned by a holder includes shares owned by a spouse, minor children and relatives sharing the home of such holder, as well as entities owned or controlled by such holder, and also includes shares subject to options to purchase our common stock exercisable within 60 days after May 8, 2009.  Except as otherwise indicated, the stockholders listed in the table have sole voting and investment power with respect to their shares.

Common Stock Beneficially Owned (1)
Name and Address of Beneficial Owner	Shares	%
5% or Greater Stockholders:

Mario J. Gabelli (2)	366,874	16.7
Bulldog Investors, Phillip Goldstein and Andrew Dakos (3)	211,190	9.6

Directors and Executive Officers:

Marc Gabelli	539,354(4)	24.4
Robert R. Zylstra	10,400(5)	*
Harold D. Castle	–	–
E. Val Cerutti	8,471(6)	*
Peter DaPuzzo	15,626(7)	*
Timothy Foufas	8,026(7)	*
Avrum Gray	20,411(8)	*
Patrick J. Guarino	9,026(7)	*
Jeremiah M. Healy	13,055(9)	*
Anthony R. Pustorino	10,030(7)	*
Javier Romero	7,026(7)	*

All executive officers and directors as a group (12 persons) (10)	641,425(11)	29.0

_________

* Represents holdings of less than 1%

(1)

The applicable percentage of ownership for each beneficial owner is based on 2,194,348 of common stock outstanding as of May 8, 2009. Shares of common stock issuable upon exercise of options, warrants or other rights beneficially owned that are exercisable within 60 days after May 8, 2009 are deemed outstanding for the purpose of computing the percentage ownership of the person holding such securities and rights and all executive officers and directors as a group.

(2)

Includes (i) 244,396 shares of common stock owned directly by Mario J. Gabelli (including 8,903 held for his benefit under the Lynch Interactive Corporation 401(k) Savings Plan); (ii) 1,203 shares owned by a charitable foundation of which Mr. Gabelli is a trustee; (iii) 96,756 shares owned by a limited partnership in which Mr. Gabelli is the general partner and has an approximate 5% interest; and (iv) 24,519 shares owned by Lynch Interactive Corporation, of which Mr. Gabelli is Chairman and the beneficial officer of approximately 24% of the outstanding common stock.  Mr. Gabelli disclaims beneficial ownership of the shares owned by such charitable foundation, by Lynch Interactive Corporation and by such limited partnership, except to the extent of his 5% interest in such limited partnership.  Mr. Gabelli’s business address is 401 Theodore Fremd Avenue, Rye, New York 10580-1430.

(3)

Based solely on information contained in a report on Schedule 13D/A filed with the SEC on June 11, 2008 by Bulldog Investors, Phillip Goldstein and Andrew Dakos.  Mr. Goldstein and Mr. Dakos are investment advisors and principals of Bulldog Investors. The address of Bulldog Investors and Mr. Goldstein is 60 Heritage Drive, Pleasantville, NY 10570. The address of Mr. Dakos is Park 80 West, Plaza Two, Saddle Brook, NJ 07663.

(4)

Includes (i) 12,475 shares of common stock owned directly by Marc Gabelli; (ii) 506,879 shares beneficially owned by Venator Fund and Venator Global, LLC  (“Venator Global”); and (iii) 20,000 shares issuable upon the exercise of options held by Mr. Gabelli at a $13.173 per share exercise price.  Venator Global, which is the sole general partner of Venator Fund, is deemed to have beneficial ownership of the securities owned beneficially by Venator Fund.  Marc Gabelli is the President of Venator Global.

(5)

Includes 400 shares jointly owned with Mr. Zylstra's wife, with whom he shares voting and investment power.

(6)

Includes 7,026 shares of restricted stock granted under our 2001 Equity Incentive Plan and 1,445 shares jointly owned with Mr. Cerutti’s wife, with whom he shares voting and investment power.

(7)

Includes 7,026 shares of restricted stock granted under our 2001 Equity Incentive Plan.

(8)

Includes (i) 5,114 shares of common stock owned by Mr. Gray; (ii) 7,026 shares of restricted stock granted under our 2001 Equity Incentive Plan; (iii) 751 shares owned by a partnership of which Mr. Gray is the general partner; (iv) 2,407 shares owned by a partnership of which Mr. Gray is one of the general partners; (v) 2,105 shares owned by

Mr. Gray's wife; and (vi) 3,008 shares owned by a partnership of which Mr. Gray's wife is one of the general partners.

(9)

Includes 6,805 shares of restricted stock granted under our 2001 Equity Incentive Plan.

(10)

Includes one executive officer who is not a named executive officer and therefore is not specifically identified in the above table.

(11)

Consists of 621,425 shares of common stock and 20,000 shares of common stock issuable upon exercise of stock options.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Nine directors are to be elected at the 2009 Annual Meeting to serve until the 2010 Annual Meeting and until their successors are duly elected and qualify.  Except where authority to vote for directors has been withheld, it is intended that the proxies received pursuant to this solicitation will be voted “FOR” the nominees named below.  If for any reason any nominee does not stand for election, such proxies will be voted in favor of the remainder of those named and may be voted for substitute nominees in place of those who do not stand.  Management has no reason to expect that any of the nominees will not stand for election.  The election of directors will be determined by a plurality of the votes cast.

Our By-Laws provide that the Board of Directors shall consist of no fewer than five and no more than 13 members.  Each of the nine nominees currently serves as our director. Biographical summaries and ages of the nominees as of May 8, 2009 are set forth below.  Data with respect to the number of shares of common stock beneficially owned by each of the nominees is set forth under the caption “Security Ownership of Certain Beneficial Owners and Management” herein.  All such information has been furnished to us by the nominees.

Directors

Name	Age	Served Since	Offices and Positions Held With the Company, Business Experience and Principal Occupation For Last Five Years, and Directorships in Public Corporations and Investment Companies
Marc Gabelli	41	2003

Chairman of the Board of Directors, The LGL Group, Inc. (September 2004 to present); Managing Director of GGCP, Inc. (2004 to present), a private corporation that makes investments for its own account; President of Gemini Capital Management LLC (1995 to present); President of Venator Global, the general partner of Venator Merchant Fund, LP, an investment management vehicle.

Timothy Foufas	40	2007

Vice Chairman of the Board of Directors, The LGL Group, Inc. (2007 to present); Managing Partner, Plato Foufas & Co. (2005 to present), a financial services company; President, Levalon Properties (2007 to present), a real estate property management company; Senior Vice President, Bayshore Management Co. (2005 to 2006); Director of Investments, Liam Ventures (2000 to 2005), a private equity investment firm.

E. Val Cerutti	68	1990

Business Consultant (1992 to present); Consulting Vice Chairman  (2006 to present) and President and Chief Operating Officer (1975 to 1992), Stella D’Oro Biscuit Co., Inc., producer of bakery products; Director or Trustee of four registered investment companies included within the Gabelli Funds Mutual Fund Complex (1990 to present); Director, Approach, Inc. (1999 to 2005), a private company providing computer consulting services; former Chairman of Board of Trustees, Fordham Preparatory School.

Peter DaPuzzo	68	2006

Retired; Senior Managing Director and Co-President, Institutional Equity Division, Cantor Fitzgerald LP (2002 to 2005); President, Institutional Equity Division, Cantor Fitzgerald LP (1998 to 2002); Senior Managing Director, Cantor Fitzgerald LP (1993 to 1998); former Chairman, National Organization of Investment Professionals, an industry group of senior managers from institutional investors and broker-dealers; former Chairman of Securities Industry Association Trading Committee; former Chairman of Securities Traders Association; Advisor to Board of Directors for The Shelter for the Homeless Stamford, Connecticut; Member of the National Italian American Foundation; Member of the Greenwich Roundtable.

Avrum Gray	73	1999

Chairman and Chief Executive Officer, G-Bar Limited Partnership and affiliates (1982 to present), proprietary computer based derivative arbitrage trading companies; Chairman of the Board, Lynch Systems, Inc., (1997 to 2001); Director, Nashua Corp. (2001 to present), a NASDAQ listed manufacturer of paper products and labels; Director, SL Industries, Inc. (2001 to present), a NYSE Amex (“AMEX”) listed manufacturer of power and data quality equipment and systems; Director, Material Sciences Corporation (2003 to present), a NYSE listed provider of material-based solutions for electronic, acoustical, thermal and coated metal applications; Director, Lynch Interactive Corporation (2006), an operator of independent telephone companies and television stations; member, Illinois Institute of Technology Financial Markets and Trading Advisory Board; former member, Illinois Institute of Technology Board of Overseers MBA Program; former Chairman, Chicago Presidents Organization; Board of Trustees,  Spertus Institute (former Chairman of the Board); Trustee, Lyric Opera of Chicago; former  Presidential Appointee to The U.S. Dept. of Commerce ISAC 16.

Patrick J. Guarino	66	2006

Business Consultant (2005 to present); Managing Partner of Independent Board Advisory Services, LLC (2002 to 2005), a corporate governance consulting firm; Retired Executive Vice President, Ultramar Diamond Shamrock Corporation (1996 to 2000), a NYSE, Fortune 200, international petroleum refining and marketing company; Senior Vice President and General Counsel, Ultramar Corporation (1992 to 1996), a NYSE, Fortune 200, international petroleum and marketing company; Senior Vice President and General Counsel of Ultramar PLC, (1986 to 1992), a London Stock Exchange listed international, integrated  oil company.

Jeremiah Healy	66	2008

Former President and Chief Executive Officer, The LGL Group, Inc. (2006 to 2007) and Chief Financial Officer, The LGL Group, Inc. (2006 to 2007); Chairman of the Audit Committee, Infocrossing Inc. (2004 to 2007), an outsourcer of computer software; Vice President and Chief Financial Officer, Ge-Ray Holdings Company Inc. (1989 to 2005), a private manufacturer of knitted textiles.

Anthony R. Pustorino, CPA	83	2002

Audit Committee Chairman of the Company; Retired; Professor Emeritus, Pace University (2001 to present); Professor of Accounting, Pace University (1965 to 2001); former Assistant Chairman, Accounting Department, Pace University; President and Shareholder, Pustorino, Puglisi & Co., P.C., CPAs (1961 to 1989); Instructor, Fordham University (1961 to 1965); Assistant Controller, Olivetti-Underwood Corporation (1957 to 1961); CPA, Peat, Marwick, Mitchell & Co., CPAs (1953 to 1957); former Chairman, Board of Directors, New York State Board for Public Accountancy; former Chairman, CPA Examination Review Board of National Association of State Boards of Accountancy; former member, Council of American Institute of Certified Public Accountants; former Vice President, Treasurer, Director and member, Executive Committee of New York State Society of Certified Public Accountants; current Director and Audit Committee Chairman of various investment companies within the Gabelli Mutual Funds Complex.

Javier Romero	35	2007

Managing Partner and Chairman of GSF Capital (2007 to present), an asset management company currently managing private equity funds; Head of Corporate Finance & Strategy practice (2000 to 2007), Arthur D. Little, a consulting firm; International consultant for the World Bank in Washington DC (1999 to 2000); attorney, Arthur Andersen Law Firm, based in Spain and specializing in corporate law (1996 to 1998); Member of the Board of several Spanish, Italian and Chinese companies.

Executive Officers
Name	Age	Offices and Positions Held With the Company, Business Experience and Principal Occupation For Last Five Years
Robert Zylstra	61

President and Chief Executive Officer, The LGL Group, Inc. (December 24, 2007 to present); Senior Vice President of Operations of The LGL Group, Inc. (September 2006 to December 2007); President, Chief Executive Officer and Chairman of the Board of Directors of certain subsidiaries of The LGL Group, Inc.(starting in January 2000 to present); President and Chairman of the Board of The LGL Group, Inc.’s subsidiary, Piezo Technology, Inc. (October 2004 to present); and Chairman of the Board of the LGL Group, Inc.’s subsidiary, Piezo Technology India Private Ltd. (October 2004 to present).

Hans Wunderl	57

Chief Operating Officer, The LGL Group, Inc. (February 3, 2009 to present); Chief Operating Officer, BE Semiconductor Industries N.V. (January 2004 to January 2008), a manufacturer of back-end microelectronic assembly equipment; Chief Executive Officer of Oerlikon Esec (September 2002 to December 2003), a global supplier of die and wire bonding equipment for the semiconductor industry; President – U.S. Operations, of ASM USA (August 1999 to September 2002), a supplier of semiconductor process equipment.

Harold D. Castle	61

Chief Financial Officer, The LGL Group, Inc. (December 24, 2007 to present); financial and accounting consultant (August 2004 to December 2007); Chief Financial Officer of Shook, Hardy & Bacon, L.L.P. (March 2002 to March 2003); Director - Capgemeni Ernst & Young Consulting (May 2000 to September 2001); Director - Ernst & Young, L.L.P. (November 1993 to May 2000).

Legal Proceedings Involving Directors and Executive Officers

As of the date of this proxy statement, there is no material proceeding to which any of our directors, executive officers or affiliates, any owner of record or beneficially of more than five percent of any class of our voting securities, or any associate of any such director, officer, affiliate or security holder, is a party or has a material interest adverse to us or any of our subsidiaries.  None of the events described in Item 401(f) of Regulation S-K have occurred during the past five years and are material to an evaluation of the ability or integrity of any director, nominee or executive officer.

Family Relationships Between Directors and Executive Officers

There are no family relationships between any of our directors, nominees or executive officers.

Transactions with Related Persons, Promoters and Certain Control Persons

For the fiscal years ended December 31, 2008 and December 31, 2007, there were no transactions that are required to be described under Item 404(a) of Regulation S-K promulgated by the SEC.  All transactions between us and any of our officers, directors, director nominees, principal stockholders or their immediate family members are to be approved by a majority of our independent and disinterested directors, and are to be on terms no less favorable to us than we could obtain from unaffiliated third parties.  Such policy and procedures are set forth in a resolution of the Board of Directors.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our directors, executive officers and holders of more than 10% of our common stock to file with the SEC and AMEX initial reports of ownership and reports of changes in the ownership of our common stock and other equity securities.  Such persons are required to furnish us with copies of all Section 16(a) filings.

Based solely upon a review of the copies of the forms furnished to us, we believe that our officers and directors complied with all applicable filing requirements during the 2008 fiscal year, except as noted below:

On January 23, 2008, Jeremiah Healy filed a Statement of Changes in Beneficial Ownership of Securities on Form 4 covering a grant of restricted shares of our common stock that was made on December 24, 2007.

On February 6, 2008, Marc Gabelli filed a Statement of Changes in Beneficial Ownership of Securities on Form 4 covering one transaction that occurred on January 24, 2008.

On January 23, 2009, each of Timothy Foufas, E. Val Cerutti, Peter DaPuzzo, Avrum Gray, Patrick J. Guarino, Jeremiah Healy, Anthony R. Pustorino and Javier Romero filed a Statement of Changes in Beneficial Ownership of Securities on Form 5 covering a grant of restricted shares of our common stock that we made to each of them on December 17, 2008.

Votes Required

Each director receiving a plurality of affirmative votes will be elected.  You may withhold votes from any or all nominees.  Except for the votes that stockholders of record withhold from any or all nominees, the persons named in the proxy card will vote such proxy “FOR” the nominees.

Recommendation of the Board of Directors

The Board of Directors recommends a vote “FOR” the election of its nominees for the Board of Directors to serve until the 2010 Annual Meeting of Stockholders and until their successors are duly elected and qualify.

CORPORATE GOVERNANCE

Director Independence

Each of our directors and nominees qualifies as “independent” under the listing standards of AMEX and applicable SEC rules, and Kuni Nakamura, who resigned as a director in August 2008, qualified as “independent” under the listing standards of AMEX and applicable SEC rules during his time of service.

Board and Committee Meetings

The Board of Directors met five times during the year ended December 31, 2008.  Each of the directors attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors (held during the period for which he was a director); and (ii) the total number of meetings held by all committees of the Board of Directors on which he served (during the periods that he served).  All nine of our incumbent directors nominated for election at last year’s annual meeting of stockholders attended such meeting.

The Audit Committee, Compensation Committee and Nominating Committee met seven, three and one time(s), respectively, during fiscal 2008.

Board Committees

The three committees of the Board of Directors and their principal duties are described below.

Audit Committee:  The members of the Audit Committee are Messrs. Pustorino (Chairman), Cerutti, DaPuzzo, Gray and Healy.  The Board of Directors has determined that all Audit Committee members are financially literate and independent in accordance with SEC and AMEX rules concerning audit committee membership requirements.  Mr. Pustorino serves as Chairman and qualifies as an “audit committee financial expert” as defined under the Exchange Act.  The Audit Committee operates in accordance with its charter, which is available on our website at www.lglgroup.com.  The charter gives the Audit Committee the authority and responsibility for the appointment, retention, compensation and oversight of our independent registered public accounting firm, including pre-approval of all audit and non-audit services to be performed by our independent registered public accounting firm.  The Audit Committee also reviews the independence of our independent registered public accounting firm, reviews with management and our independent registered public accounting firm our annual financial statements prior to their filing with the SEC, reviews the report by our independent registered public accounting firm regarding management procedures and policies and determines whether our independent registered public accounting firm has received satisfactory access to our financial records and full cooperation of corporate personnel in connection with their audit of our records. The Audit Committee also reviews our financial reporting process on behalf of the Board of Directors, reviews the financial information issued to stockholders and others, including a discussion of the quality and reasonableness of the accounting principles used; the reasonableness of significant judgments; and the clarity of discussions in the financial statements, and monitors the systems of internal control and the audit process. Management has primary responsibility for the financial statements and the reporting process.  See “Report of the Audit Committee” herein. The Audit Committee Charter is available at www.lglgroup.com.

Compensation Committee:  The members of the Compensation Committee are Messrs. Guarino (Chairman), Cerutti, DaPuzzo and Gray.  All members of the Compensation Committee are independent in accordance with AMEX rules.  The responsibilities of the Compensation Committee are to review and approve compensation and benefits policies and objectives, determine whether our officers and directors are compensated in accordance with these policies and objectives and carry out the Board’s responsibilities relating to compensation of our executives.  The Compensation Committee Charter is available at www.lglgroup.com.

Nominating Committee:  The members of the Nominating Committee are Messrs. DaPuzzo (Chairman), Foufas, Gray and Pustorino.  All members of the Nominating Committee are independent in accordance with AMEX rules.  The responsibilities of the Nominating Committee are to identify individuals qualified to become Board members and recommend that the Board select director nominees for the annual meetings of stockholders.  The Nominating Committee Charter is available at www.lglgroup.com.

Director Nominations

In evaluating and determining whether to nominate a candidate for a position on the Board of Directors, the Nominating Committee utilizes a variety of methods and considers criteria such as high professional ethics and values, relevant management and/or manufacturing experience and a commitment to enhancing stockholder value.  Candidates may be brought to the attention of the Nominating Committee by current Board members, stockholders, officers or other persons.  The Nominating Committee will review all candidates in the same manner regardless of the source of the recommendation.

The Nominating Committee also considers stockholder recommendations for director nominees that are properly received in accordance with the Company’s By-Laws and applicable rules and regulations of the SEC.  In order to validly nominate a candidate for election or reelection as a director, stockholders must give timely notice of such nomination in writing to the Corporate Secretary and include, as to each person whom the stockholder proposes to nominate, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, and the rules and regulations thereunder (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected).  For more information on director candidate nominations by stockholders, see “Stockholder Proposals” herein.

Stockholder Communications

Stockholders may communicate with the Board of Directors, including the non-management directors, by sending an e-mail to hcastle@lglgroup.com or by sending a letter to The LGL Group, Inc., 2525 Shader Road, Orlando, Florida 32804, Attention: Corporate Secretary.  The Corporate Secretary will submit such correspondence to any specific director to whom the correspondence is directed.

Code of Ethics

We adopted a code of ethics as part of our Business Conduct Policy, which applies to all of our employees, including our principal executive, financial and accounting officers.  Our Business Conduct Policy is available at www.lglgroup.com.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed and discussed the consolidated financial statements for the fiscal year ended December 31, 2008 with both management and J.H. Cohn LLP, the Company’s independent registered public accounting firm.  In its discussion, management has represented to the Audit Committee that the Company’s consolidated financial statements for the fiscal year ended December 31, 2008 were prepared in accordance with generally accepted accounting principles.

The Audit Committee meets with our independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting.  The Audit Committee has discussed with our independent registered public accounting firm the matters required to be discussed by the statement on Auditing Standards No. 61, as amended as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T.

The Audit Committee has received the written disclosures and the letter from our independent registered public accounting firm required by applicable requirements of the PCAOB regarding our independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has considered and discussed with J.H. Cohn LLP such firm’s independence and the compatibility of the non-audit services provided by the firm with its independence.

Based on the Audit Committee’s review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008.

AUDIT COMMITTEE

Anthony R. Pustorino (Chairman)
E. Val Cerutti
Peter DaPuzzo
Avrum Gray
Jeremiah Healy

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview

The Compensation Committee of the Board of Directors is responsible for developing and determining the Company’s executive compensation policies and administering the Company’s executive compensation plans. Additionally, the Compensation Committee determines the compensation to be paid to each of the principal executive officer and the principal financial officer of the Company (constituting our named executive officers for the fiscal year ended December 31, 2008), as well as other key employees.

Compensation Philosophy and Objectives

The Compensation Committee considers the ultimate objective of an executive compensation program to be the creation of stockholder value. To achieve that objective, the Company’s executive compensation program is tied to the financial performance of the Company and is based on two core elements: (i) pay for performance and (ii) providing a compensation package competitive with the compensation paid to employees with similar responsibilities and experience at companies of comparable size, capitalization, and complexity in order to ensure the Company’s continued ability to hire and retain superior employees in key positions.  The Compensation Committee designs compensation packages for named executive officers that include both cash and stock-based compensation (the latter vesting over time) tied to an individual’s experience and performance and the Company’s achievement of certain short-term and long-term goals.

Determination of Compensation Awards

The Compensation Committee recommends to the Board the compensation awards for the named executive officers based on (i) Company performance versus annual budgeted financial targets and (ii) individual performance.  To assist the Compensation Committee in making such recommendations, the Chief Executive Officer conducts an annual performance review with each of the named executive officers to determine whether specific pre-determined individual goals related to their specific job responsibility have been achieved.  Subsequently, the Chief Executive Officer provides compensation recommendations to the Compensation Committee regarding each of such officers.

The Compensation Committee conducts an annual review of the Chief Executive Officer’s performance prior to making its recommendation to the Board regarding the Chief Executive Officer’s compensation.  During this review, the Compensation Committee considers the Company’s performance in the following categories: (i) the performance of the Company’s common stock, (ii) the achievement of agreed upon short and long term objectives and (iii) other business performance improvements identified in the Company business plan.

Compensation Benchmarking and Peer Group

The Company has not retained a compensation consultant to review its policies and procedures with respect to the compensation of the named executive officers.  The Compensation Committee benchmarks the compensation of the named executive officers against the median compensation paid by comparable companies in both related and unrelated industries and companies that compete with the Company, such as Frequency Electronics, Inc., Valpey Fisher Corp. and RF Monolithics, Inc.  To that end, the Compensation Committee conducted a benchmark review of the aggregate level of compensation of the named executive officers as well as the mix of elements used to compensate the named executive officers, taking into account input from independent members of the Company’s Board of Directors and publicly available data relating to the compensation practices and policies of other comparable companies.  While benchmarking may not always be appropriate as a stand-alone tool for setting the compensation of the named executive officers due to the Company’s potentially unique aspects and objectives, the Compensation Committee generally believes that gathering such information is an important part of the Compensation Committee’s decision-making process.

The Compensation Committee recognizes that in order to attract, retain and motivate the named executive officers, the Compensation Committee may determine that it is in the Company’s best interest to negotiate total compensation packages that deviate from the Compensation Committee’s general principal of benchmarking the compensation of the named executive officers.

Elements of Compensation

Base Salary

Base salary levels for the Company’s named executive officers are designed to be competitive with those of employees with similar responsibilities working for companies of comparable size, capitalization and complexity.  In determining base salaries, the Compensation Committee takes into account the named executive officer’s experience and performance, as well as the salaries of similarly positioned executives within the Company and general compensation levels in the region in which the named executive officer is based.

Annual Performance-Based Cash Incentive Bonus

The Company’s bonus plan is designed to award the named executive officers annually based on objective measures of the Company’s performance and subjective evaluations of the individual’s performance.  Examples of individual evaluation elements are: inventory reduction and days sales outstanding management, shipment to plan, cycle time reduction, customer lead-times and outgoing quality, growth in military and aerospace revenue and gross margins.

In general, the plan provides for an annual bonus pool equal to 20% of the excess of the consolidated pre-tax profits of the Company for the calendar year over 25% of the Company’s stockholders equity at the beginning of such year.  The Compensation Committee, in its discretion, may take other factors into consideration when determining the size of the bonus pool and individual awards, such as the Company’s progress toward the achievement of strategic goals.  The breakdown of the bonus pool is not based on a formula, but on factors such as the relative importance of a named executive officer’s area of responsibility and contributions to the Company’s earnings.

Discretionary Long-Term Equity Incentive Awards

The named executive officers are also eligible for stock option grants and restricted stock awards.  Such stock options and shares of restricted stock generally vest over a period of three years in order to provide an incentive for continued employment.  Stock options generally expire 10 years after the date of the grant and are awarded with their exercise price set at the fair market value of the underlying stock on the date of grant.

The Compensation Committee uses various factors to determine the amount of stock options and restricted stock it will award to each named executive officer, including the named executive officer’s base salary, evaluations of the individual’s performance and the value of the stock options and restricted stock at the time of the award.  Consequently, an individual’s award may increase or decrease materially from year to year due to, for example, a significant change in the individual’s responsibilities or in recognition of a significant achievement.  Additionally, the Compensation Committee has approved the awarding of stock options or restricted shares to newly hired named executive officers in order to ensure the Company’s ability to attract talented candidates.

The LGL Group, Inc. 401(k) Savings Plan

The 401(k) Savings Plan, which is subject to limitations imposed by the Internal Revenue Code, permits the Company’s employees to defer a portion of their compensation by making contributions to the Plan and thereby obtain certain tax benefits.  Participating employees also benefit from the Plan by sharing in discretionary contributions made by the Company to the Plan based on each employee’s contribution made in a particular year.  A participant’s interest in his or her individual contributions, the Company’s contributions and earnings thereon is fully vested at all times.  The Plan’s proceeds are invested in guaranteed investment contracts or certain mutual funds, subject to the discretion of the participants.

The named executive officers and all other employees of the Company and certain of its subsidiaries are eligible to participate in the LGL Group, Inc. 401(k) Savings Plan after having completed three months of service and reached the age of 18.  All of the named executive officers participated in the 401(k) Savings Plan in 2008.

Other Benefits

The Company provides the named executive officers with medical insurance, life insurance and disability benefits that are generally made available to Company’s employees to ensure that the Company’s employees have access to basic healthcare and income protection for themselves and their family members.

Compensation Committee Report

The Compensation Committee of the Board oversees our compensation program on behalf of the Board of Directors. In fulfilling its oversight responsibilities, the Compensation

Committee reviewed and discussed with management the Compensation Discussion and Analysis set forth in this Proxy Statement. In reliance on the review and discussions referred to above, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

COMPENSATION COMMITTEE

Patrick J. Guarino (Chairman)
E. Val Cerutti
Peter DaPuzzo
Avrum Gray

Summary Compensation Table

The following table sets forth information with respect to compensation earned by the named executive officers:

Name and Principal Position	Year	Salary ($)	Bonus ($)	All Other Compensation ($)	Total ($)

Robert Zylstra (1) Chief Executive Officer	2008 2007	209,010 186,500	– 154,554	– –	209,010 341,054
Harold D. Castle (2) Chief Financial Officer	2008 2007	148,198 2,615	– –	35,286(3) –	183,484 2,615

_____________

(1)

Mr. Zylstra has served as our Chief Executive Officer since December 24, 2007.  Previously, Mr. Zylstra served as our Senior Vice President of Operations.

(2)

Mr. Castle has served as our Chief Financial Officer since December 24, 2007.

(3)

Mr. Castle was reimbursed for costs incurred in conjunction with relocating to our headquarters in Orlando, Florida in the amount of $35,286.

Employment Agreements

Hans Wunderl

Effective February 3, 2009, we entered into an Employment Agreement with Mr. Wunderl to serve as our Chief Operating Officer (the “Wunderl Employment Agreement”).  Mr. Wunderl will be employed as our Chief Operating Officer on an “at will” basis.  Mr. Wunderl will receive a base salary of $200,000 per annum and will be eligible for the bonus payments discussed below.

(1)

Mr. Wunderl will be eligible for a cash bonus payment of $50,000, in the event he (i) submits a plan of operations (the “Wunderl Plan”) to our Operations Committee (the “Operations Committee”) within 90 calendar days after February 3, 2009 and (ii) the Wunderl Plan is approved by the Operations Committee.

(2)

Mr. Wunderl will be eligible for a cash bonus payment of $100,000, provided that he and the Company meet certain performance thresholds, mutually agreed upon by Mr. Wunderl and the Operations Committee and set forth in the Wunderl Plan, over the 12-month period beginning on the date the Operations Committee approves the Wunderl Plan.

(3)

Mr. Wunderl will be eligible for an annual bonus payment of up to $125,000 for each of fiscal years 2009, 2010 and 2011 (the “EVA Bonus”). The amount of the EVA Bonus will equal the lesser of (i) $125,000 or (ii) 3% of the increase in the economic value of the Company over the course of the applicable year.  For this purpose, the economic value of the Company at January 1, 2009 will be deemed to be $18 million.  The economic value of the Company at the end of each succeeding year will be 7.0 times the Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”), plus cash and marketable securities and minus debt of the Company for such year.  The economic value of the Company at January 1, 2010 and the beginning of any succeeding year will be the greater of (i) the economic value of the Company at the end of the previous year, as calculated in accordance with the previous sentence, or (ii) $18 million. Should there have been any stock issued in connection with any acquisition or capital raise included in the calculation, the value of the stock issued, at the time of issuance, will be deemed to be debt for purposes of the calculation of the EVA Bonus.  The EVA Bonus will be payable, at our election, in cash or in restricted shares of our common stock.

Harold D. Castle

Effective December 17, 2007, we entered into an employment agreement with Mr. Castle to serve as our Chief Financial Officer (the “Castle Employment Agreement”).  Under the provisions of the Castle Employment Agreement, Mr. Castle received an increase in salary to $171,000 per annum in August 2008 and is eligible to receive a discretionary bonus of at least 30% of his base salary and participate in our incentive plans.

Outstanding Equity Awards at Fiscal-Year End

There were no unexercised options, restricted stock awards that had not vested or equity incentive plan awards for any named executive officer outstanding as of the end of the fiscal year ended December 31, 2008.

Potential Payments Upon Termination or Change in Control

On January 7, 1999, M-tron Industries, Inc., our wholly-owned subsidiary (“MtronPTI”), entered into an Employment Agreement with Mr. Zylstra to serve as MtronPTI’s President and Chief Executive Officer (the “Zylstra Agreement”).  The Zylstra Agreement entitles Mr. Zylstra to 3% of the increase in the economic value of MtronPTI from January 1, 2000 through the end of the last fiscal quarter next preceding termination of his employment (the “Valuation Date”). For this purpose, the economic value of MtronPTI at January 1, 2000 is deemed to be 7.5 times the EBITDA, plus cash and marketable securities and minus debt of MtronPTI for the year ended December 31, 1999, and the economic value of MtronPTI at the Valuation Date will be deemed to be 7.5 times the EBITDA (plus cash and marketable securities and minus debt) of MtronPTI for the 12 months ended on the Valuation Date.  At MtronPTI’s option, the amount of the benefit will be payable either (i) in cash in three equal installments payable on the first, second and third anniversary dates of the termination of Mr. Zylstra’s employment (any such deferred payments to bear interest at an annual rate equal to 8%, which interest will be payable in arrears on each said anniversary date), or (ii) in our common stock, valued at the average closing market price thereof for the 10 trading days on which our common stock traded prior to the date of the payment.  Any sale by us of all or substantially all of our assets, in each case other than to an affiliate, will be deemed to be a termination of Mr. Zylstra’s employment effective as of the date of such event.

Under the Castle Employment Agreement, in the event that Mr. Castle is terminated for reasons other than cause (as defined in the Castle Employment Agreement), we will pay him between three months and six months base salary, at the discretion of the Board of Directors.

Director Compensation

The following table sets forth information with respect to compensation earned by or awarded to each of our directors who is not a named executive officer and who served on the Board of Directors during the fiscal year ended December 31, 2008:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Marc Gabelli	1(2)	--	1
Peter DaPuzzo	22,000	10,000	32,000
Timothy Foufas	15,000	10,000	25,000
E. Val Cerutti	20,250	10,000	30,250
Avrum Gray	21,000	10,000	31,000
Patrick J. Guarino	18,500	10,000	28,500
Jeremiah Healy	19,500	20,000(3)	39,500
Kuni Nakamura (4)	7,750	--	7,750
Anthony R. Pustorino	24,000	10,000	34,000
Javier Romero	13,000	10,000	23,000

_______________

(1)

On December 17, 2008, as a portion of their base compensation for fiscal 2009, eight members of the Board of Directors were granted 5,555 shares each of restricted stock under our 2001 Equity Incentive Plan.  The shares of restricted stock vest as follows:

1,389 shares on March 31, 2009, 1,389 shares on June 30, 2009, 1,389 shares on September 30, 2009 and 1,388 shares on December 31, 2009.

(2)

Mr. Gabelli elected to reduce his annual fee to $1 for fiscal year 2008.

(3)

On January 22, 2008, as a portion of his base compensation for fiscal 2008, Mr. Healy was granted 1,250 shares of restricted stock under our 2001 Equity Incentive Plan. The shares of restricted stock vested as follows: 313 shares on March 31, 2008, 313 shares on June 30, 2009, 312 shares on September 30, 2009 and 312 shares on December 31, 2009.  Eight other members of the Board of Directors received restricted stock as a portion of their base compensation for fiscal 2008 on December 31, 2007.

(4)

On August 21, 2008, Mr. Nakamura resigned from the Board of Directors.

A director who is an employee of the Company is not compensated for services as a member of the Board of Directors or any committee thereof.  None of our directors is an employee of the Company.  In 2008, directors who were not employees received (i) a retainer of $5,000 ($2,500 in cash and $2,500 in restricted stock whose value was based on trading price at date of grant) per quarter; (ii) a fee of $1,000 for each meeting of the Board of Directors attended in person or telephonically that had a duration of at least one hour; (iii) a fee of $750 for each Audit Committee meeting attended in person or telephonically that had a duration of at least one hour; and (iv) a fee of $750 for each Compensation Committee, Audit Committee or Nominating Committee meeting attended in person.  The Audit Committee Chairman received an additional $3,000 annual cash retainer, the Nominating Committee Chairman received an additional $1,000 annual cash retainer and Compensation Committee Chairman received an additional $2,000 annual retainer. The Chairman of the Board of Directors was entitled to receive a $100,000 annual fee, payable in equal quarterly installments, but Mr. Gabelli elected to reduce the fee to $1 for 2008.

For fiscal 2009, as 50% of their base compensation, all Directors, except for the Chairman of the Board of Directors, received grants of restricted common stock in an amount of $10,000 (the number of such shares determined by dividing $10,000 by the closing price of our common stock on the grant date), such shares vesting ratably at the end of each quarterly period during fiscal 2009.  Once vested, such shares will not be transferable until the earliest to occur of the Director’s resignation from the Board of Directors or any other termination of the Director’s membership thereon, or a change of control, as defined in our 2001 Equity Incentive Plan.  Pursuant to this arrangement, on December 17, 2008, eight members of the Board of Directors were granted 5,555 shares of restricted common stock under our 2001 Equity Incentive Plan. Pursuant to a similar arrangement for fiscal 2008, on December 31, 2007, eight members of the Board of Directors were granted 1,471 shares each of restricted common stock under our 2001 Equity Incentive Plan (the number of such shares determined by dividing $10,000 by the closing price of our common stock on the grant date).  Also for fiscal 2008, on January 22, 2008, one newly appointed Director was granted 1,250 shares of restricted common stock under our 2001 Equity Incentive Plan (the number of such shares determined by dividing $10,000 by the closing price of our common stock on the grant date).  The Chairman of the Board of Directors was entitled to receive a $100,000 annual fee, payable in equal quarterly installments, but Mr. Gabelli elected to reduce the fee to $1 for 2009.

On August 21, 2008, Mr. Nakamura resigned from the Board of Directors of The LGL Group, Inc. and as a result forfeited his remaining unvested restricted stock pursuant to the terms of the grant.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed J.H. Cohn LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2009.  Although this appointment does not require ratification, the Board of Directors has directed that the appointment of J.H. Cohn LLP be submitted to stockholders for ratification due to the significance of their appointment.  If stockholders do not ratify the appointment of J.H. Cohn LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2009, the Audit Committee will consider the appointment of another independent registered public accounting firm.

J.H. Cohn LLP served as our independent registered public accounting firm for the fiscal year ending December 31, 2008.  A representative of J.H. Cohn LLP will be present at the 2009 Annual Meeting, will be available to respond to appropriate questions and will have the opportunity to make a statement if he so desires.

Change in Independent Public Accounting Firm During Fiscal 2007

On July 10, 2007, we terminated Ernst & Young LLP as our independent registered public accountant, effective immediately.  The termination was recommended by the Audit Committee of the Board of Directors.

Ernst & Young LLP’s services with respect to our financial statements ended with the filing of our quarterly report on Form 10-Q for the quarter ended March 31, 2007.  Such report did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During our two most recent fiscal years and interim periods preceding the termination of Ernst & Young LLP, (i) there were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to the satisfaction of Ernst & Young LLP would have caused it to make reference thereto in connection with its reports on the financial statements for such years, and (ii) there were no events of the type described in Item 304(a)(1)(v) of Regulation S-K.

In July 2007, we engaged J.H. Cohn LLP as our new independent registered public accounting firm.  Its services with respect to our financial statements started with the filing of our quarterly report on Form 10-Q for the quarter ended June 30, 2007.  J.H. Cohn LLP has since audited our consolidated financial statements for the years ended December 31, 2008 and 2007.

Fees Billed During Fiscal 2008 and 2007

Audit Fees

The aggregate audit fees billed and reasonably expected to be billed for the fiscal years ended December 31, 2008 and 2007 by J.H. Cohn LLP totaled $315,000 and $575,000, respectively.  The aggregate audit fees billed by Ernst & Young LLP were $47,250 for 2007.  Audit fees include services relating to auditing our annual financial statements, reviewing our financial statements included in our filings on Form 10-Q and certain accounting consultations.

Audit-Related Fees

J.H. Cohn LLP did not render any audit-related services during 2008 or 2007.  The aggregate audit-related fees billed by Ernst & Young LLP were $35,700 for 2007.  Audit-related fees include services relating to employee benefit plans.

Tax Fees

J.H. Cohn LLP did not render any tax services during 2008 or 2007.  The aggregate tax fees billed by Ernst & Young LLP were $12,175 for 2007.  Tax fees include services performed related to tax compliance and customs services.

All Other Fees

Neither J.H. Cohn LLP nor Ernst & Young LLP rendered any other services during 2008 or 2007.

Pre-Approval Policies and Procedures

The Audit Committee policy and procedures for the pre-approval of audit and non-audit services rendered by our independent registered public accounting firm are reflected in the Audit Committee Charter.  The Audit Committee Charter provides that the Audit Committee shall pre-approve all audit and non-audit services provided by the independent registered public accounting firm and shall not engage the independent registered public accounting firm to perform the specific non-audit services proscribed by law or regulation.  The Audit Committee may delegate pre-approval authority to a member of the Audit Committee.  The decisions of any Audit Committee member to whom pre-approval authority is delegated must be presented to the full Audit Committee at its next scheduled meeting.

The Audit Committee determined that the rendering of the services other than audit services by J.H. Cohn LLP is compatible with maintaining J.H. Cohn LLP’s independence.

All services performed by our independent registered public accounting firm were pre-approved by the Audit Committee.

Votes Required

The affirmative vote of a majority of the votes cast on the matter is required to ratify the appointment of J.H. Cohn LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2009.  Thus, abstentions will not affect the outcome of the vote on the proposal.

Recommendation of the Board of Directors

The Board of Directors recommends a vote “FOR” the ratification of the appointment of J.H. Cohn LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2009.

STOCKHOLDER PROPOSALS

Proposals of stockholders intended to be presented at the 2010 Annual Meeting must be received by the Corporate Secretary, The LGL Group, Inc., 2525 Shader Road, Orlando, Florida 32804, by no later than January 21, 2010, for inclusion in our proxy statement and form of proxy relating to the 2010 Annual Meeting.

Under SEC rules, if we do not receive notice of a stockholder proposal at least 45 days prior to the first anniversary of the date of mailing of the prior year’s proxy statement, then we will be permitted to use our discretionary voting authority when the proposal is raised at the annual meeting, without any discussion of the matter in the proxy statement.  In connection with the 2010 Annual Meeting, if we do not have notice of a stockholder proposal on or before April 6, 2010, we will be permitted to use our discretionary voting authority as outlined above.

Our By-Laws establish procedures for stockholder nominations for elections of directors and bringing other business before any annual meeting or special meeting of stockholders.  Any stockholder entitled to vote generally in the election of directors may nominate one or more persons for election as directors at or properly bring other business before a meeting only if written notice of such stockholder’s intent has been delivered, either by personal delivery or by United States mail, postage prepaid, to the Corporate Secretary at our principal executive offices not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting.  However, in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by us.  In no event must the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder’s notice as described above.

The stockholder’s notice must set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act and the rules and regulations thereunder (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected) and any additional information reasonably requested by the Board of Directors; (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on our books, and of such beneficial owner, (ii) the class and number of shares of the Company that are owned beneficially and of record by such stockholder and such beneficial owner, (iii) all information relating to such stockholder and such beneficial owner that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act and Rule 11a-11 thereunder, and (iv) any additional information reasonably requested by the Board of Directors.

Notwithstanding anything in the previous paragraph, in the event that the number of directors to be elected to the Board of Directors is increased and there is no public announcement by us naming all of the nominees for director or specifying the size of the increased Board of Directors at least 70 days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice required by our By-Laws will also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Corporate Secretary at our principal executive offices not later than the close of business on the 10th day following the day on which such public announcement is first made by us.

We may require any proposed nominee to furnish such other information as may reasonably be required to determine the eligibility of such proposed nominee to serve as a director.  The chairman of the meeting may, if the facts warrant, determine that a nomination was not made in accordance with the foregoing procedure, in which event, the officer will announce that determination to the meeting and the defective nomination will be disregarded.

PROXY SOLICITATION

The solicitation of proxies is made on behalf of the Board of Directors, and the cost thereof will be borne by us.  We have employed the firm of Morrow & Co. Inc., 470 West Avenue, 3rd Floor, Stamford, Connecticut 06902 to assist in this solicitation at a cost of $4,000, plus out-of-pocket expenses.  We will also reimburse brokerage firms and nominees for their expenses in forwarding proxy material to beneficial owners of our common stock.  In addition, our officers and employees (none of whom will receive any compensation therefor in addition to their regular compensation) may solicit proxies.  The solicitation will be made by mail and, in addition, may be made by telegrams, personal interviews and the telephone.

ANNUAL REPORT

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2008 is being sent with this Proxy Statement to each stockholder.  The 2008 Annual Report is available on our website at www.lglgroupproxy.com.  The 2008 Annual Report, however, is not to be regarded as part of the proxy soliciting material.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

THE LGL GROUP, INC.

Proxy -- Annual Meeting of Stockholders June 23, 2009

The undersigned, a stockholder of The LGL Group, Inc., a Delaware corporation (the “Company”), does hereby appoint Robert Zylstra and Harold Castle, and each of them, the true and lawful attorneys and proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote all of the shares of common stock of the Company that the undersigned would be entitled to vote if personally present at the 2009 Annual Meeting of Stockholders of the Company to be held at The Bruce Museum, One Museum Drive, Greenwich, Connecticut 06830, on Tuesday June 23, 2009, at 8:00 a.m., local time, or at any adjournment or adjournments thereof.

(Continued and to be marked, dated and signed, on the other side)

Address Change/Comments (Mark the corresponding box on the reverse side)

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH ANY DIRECTIONS HERE BELOW GIVEN. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR THE RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

Mark Here for Address Change or Comments	☐
SEE REVERSE

	FOR all nominees listed to the left (except as marked to the contrary)	WITHHOLD AUTHORITY to vote for all nominees listed to the left		FOR	AGAINST	ABSTAIN
1. ELECTION OF DIRECTORS	☐	☐	2. RATIFICATION OF THE APPOINTMENT OF J.H. COHN LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2009.	☐	☐	☐

The election of

01-Marc Gabelli, 02-E. Val Cerutti, 03-Peter DaPuzzo, 04-Timothy Foufas, 05-Avrum Gray, 06-Patrick J. Guarino, 07- Jeremiah Healy, 08-Anthony R. Pustorino, 09-Javier Romero

to the Board of Directors, to serve until the 2010 Annual Meeting of Stockholders and until their respective successors are duly elected and qualify.

To withhold authority to vote for any individual nominee(s), print name(s) below.

Important Notice Regarding the Availability of Proxy Materials for The LGL Group, Inc.’s 2009 Annual Meeting of Stockholders to be Held on June 23, 2009.  The Proxy Statement and the 2008 Annual Report are available at http://www.lglgroupproxy.com.

The undersigned hereby revokes any proxy or proxies heretofore given, and ratifies and confirms all that the proxies appointed hereby, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

NOTE: Please sign exactly as your name or names appear hereon. When signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed with full corporate name by a duly authorized officer.

Signature	Signature	Date